INVESTOR PRESENTATION SECOND QUARTER 2023

2SECOND QUARTER 2023 INVESTOR PRESENTATION This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, including Professional Holding Corp., or expects to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) or its wholly-owned banking subsidiary, Seacoast National Bank (“Seacoast Bank”), to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of inflationary pressures, changes in interest rates, slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of the recent adverse developments in the banking industry highlighted by high- profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation and the possibility that the U.S. could default on its debt obligations; the risks of changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks; fraud or misconduct by internal or external, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses; risks related to environmental, social and governance (“ESG”) matters, the scope and pace of which could alter Seacoast’s reputation and shareholder, associate, customer and third-party affiliations; the risks relating to bank acquisitions including the the merger with Professional Holding Corp. including, without limitation: the diversion of management's time on issues related to the merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the mergers being lower than expected; the risk of deposit and customer attrition; regulatory enforcement and litigation risk; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets; and other factors and risks described under “Risk Factors” herein and in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and quarterly report on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov. Cautionary Notice Regarding Forward-Looking Statements

01 ABOUT SEACOAST BANK 02 OUTLOOK 03 COMPANY PERFORMANCE 04 APPENDIX

AGENDA ABOUT SEACOAST BANK

5SECOND QUARTER 2023 INVESTOR PRESENTATION • $15.0 billion in assets as of June 30, 2023, operating in the nation’s fastest growing and third most populated state • Strong presence in Florida’s most attractive markets ▪ #1 Florida-based bank in Orlando MSA ▪ #1 Florida-based bank in Palm Beach county ▪ #1 market share in Port St. Lucie MSA ▪ #2 Florida-based bank in St. Petersburg • A top three publicly traded community bank headquartered in Florida • Market Cap: $1.9 billion as of June 30, 2023 • Serving over 280,000 customers throughout Florida, with a wide variety of customer segments and industries • Strong capital position, supporting further organic growth and opportunistic acquisitions • Unique customer analytics capabilities, driving value creation with new, acquired, and existing customers Jacksonville MSA West Palm Beach Fort Lauderdale Miami MSA Port St. Lucie MSA Orlando MSA Tampa St. Petersburg MSA Naples Fort Myers MSA Valuable Florida Franchise with Strong Capital and Liquidity SEACOAST BANK FOOTPRINT

6SECOND QUARTER 2023 INVESTOR PRESENTATION PROVEN TRACK RECORD OF SUCCESSFUL AND VALUE-ADDED INTEGRATIONS

AGENDA OUTLOOK

8SECOND QUARTER 2023 INVESTOR PRESENTATION Executing Our Balanced Growth Strategy BUILD the business to become the dominant commercial bank in Florida ▪ Organic growth leveraging technology and high performance culture to attract best banking talent in Florida from larger regionals ▪ Opportunistic acquisitions leveraging our proven M&A capabilities MATURE the business with a solid and scalable foundation moving to mid-size bank ▪ Systems and data infrastructure to efficiently support added scale and complexity, nurturing a culture of insight-driven decision making ▪ Scale enterprise risk capabilities to further align with mid-size bank regulatory standards and expectations ENERGIZE the business fostering a high performing, client centric culture united around 96-year history ▪ Continue to attract and reward top talent and a diverse workforce ▪ Continue momentum around end-to- end local market ownership demonstrating collaboration that drives one-team, one Seacoast

AGENDA COMPANY PERFORMANCE

10SECOND QUARTER 2023 INVESTOR PRESENTATION • Seacoast successfully completed the Professional Bank conversion, wrapping up a significant period of M&A activity that has moved Seacoast beyond the $10 billion asset hurdle and definitively positioned Seacoast as Florida’s Bank. • Net income increased $19.4 million, or 164%, to $31.2 million and adjusted net income1 increased $20.0 million, or 68%, to $49.2 million. • Return on average tangible common equity increased to 12.08%, and on an adjusted basis1 increased to 16.08%. • Strong capital, with ratio of tangible common equity to tangible assets increasing to 8.53%. Adjusting all HTM securities to fair value, the tangible common equity to tangible assets ratio remains at a peer-leading 7.87%. Holding changes in AOCI constant, we expect this ratio to continue to grow in the coming periods. • Total deposits stable at $12.3 billion. • Maintained lending discipline and ended the period with 82% loan to deposit ratio. • Asset quality remains excellent with charge-offs, non-accruals, and criticized assets at historically low levels. • Robust liquidity position, representing 184% of uninsured and uncollateralized deposits. • In late July, as we continue our focus on efficiency and streamlining operations, we executed a reduction in the Company’s workforce by approximately 5%. Second Quarter 2023 Highlights 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Comparisons are to the first quarter of 2023 unless otherwise stated

11SECOND QUARTER 2023 INVESTOR PRESENTATION Net Interest Income ($ in th ou sa nd s) $81,764 $88,399 $119,858 $131,351 $127,153 3.38% 3.67% 4.36% 4.31% 3.86% 3.26% 3.58% 4.01% 3.78% 3.43% Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 • Net interest income1 totaled $127.2 million, a decrease of $4.2 million, or 3%, from the prior quarter. • Net interest margin contracted 45 basis points to 3.86% and, excluding the effect of accretion on acquired loans, net interest margin contracted 35 basis points to 3.43%. The decline in the net interest margin from prior quarter was the result of a decline of $1.8 million in the accretion for acquired loans, and the impact of rising deposit rates. • Securities yields expanded 28 basis points to 3.13%, including approximately 12 basis points of benefit from interest rate swaps initiated in the current quarter. • Loan yields increased three basis points from the prior quarter. Excluding the effect of accretion on acquired loans, yields increased 16 basis points to 5.33%. • The cost of deposits increased 61 basis points to 1.38%, primarily the result of higher short term interest rates, and an increasingly competitive deposit market. 1Calculated on a fully taxable equivalent basis using amortized cost.

12SECOND QUARTER 2023 INVESTOR PRESENTATION $17,264 $20,221 $21,752 $3,408 $4,242 $4,560 $4,255 $4,694 $5,066 $2,774 $3,063 $3,318$932 $426 $576$4,546 $4,779 $5,004$1,349 $1,916 $2,068 BOLI Other Income Insurance Agency Income Mortgage Banking Wealth Management Interchange Income Service Charges 2Q'22 1Q'23 2Q'23 $16,964 $22,445 $21,576 $3,408 $4,242 $4,560 $4,255 $4,694 $5,066 $2,774 $3,063 $3,318$932 $426 $576$4,246 $7,003 $4,828 $1,349 $1,916 $2,068 BOLI Other Income Insurance Agency Income Mortgage Banking Wealth Management Interchange Income Service Charges 2Q'22 1Q'23 2Q'23 Adjusted Noninterest Income1 ($ in thousands) 2 3 Noninterest Income ($ in thousands) 1 Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2 Other Income includes income and gains on SBIC investments, SBA gains, marine finance fees, and other fees related to customer activity as well as $2.1 million BOLI benefits on death in 1Q’23, and securities losses of $300 thousand in 2Q’22, gains of $107 thousand in 1Q'23 and losses of $176 thousand in 2Q'23. 3 Other Income on an adjusted basis includes income and gains on SBIC investments, SBA gains, marine finance fees, and other fees related to customer activity. Noninterest Income Noninterest income decreased $0.9 million from the prior quarter to $21.6 million, and adjusted noninterest income1 increased $1.5 million to $21.8 million. Changes on an adjusted basis include: • Service charges on deposits increased $0.3 million compared to the prior quarter and increased $1.2 million compared to the prior year quarter, benefiting from a continued focus on driving higher treasury fees. • Interchange income totaled $5.1 million in the second quarter, an increase of $0.4 million, or 8%, when compared to the prior quarter and $0.8 million, or 19%, compared to the prior year quarter. As a reminder, in the third quarter interchange income will decline as a result of the impact of the Durbin amendment. • The wealth management division continues to demonstrate success in building relationships, and during the second quarter of 2023, income increased $0.3 million, or 8%, compared to the prior quarter and $0.5 million, or 20%, compared to the prior year quarter. The group added $60 million in assets under management in the second quarter of 2023, bringing total assets under management to $1.6 billion, up 36% from the prior year. $1,101 $1,101 $1,160 $1,160

13SECOND QUARTER 2023 INVESTOR PRESENTATION $708 $793 $870 $1,025 $1,158 $1,161 $1,239 $1,228 $1,162 $1,228 $1,387 $1,518 $1,578 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Assets Under Management ($ in millions) 28% CAGR A Continued Focus on Building Wealth Management Assets under management totaled $1.6 billion at June 30, 2023, increasing 36% from June 30, 2022. This is a result of the wealth management team’s continuing success at winning business with commercial relationships and high net worth families across the footprint. Wealth management income was $3.3 million in the second quarter of 2023, compared to $3.1 million in the prior quarter, and $2.8 million in the prior year quarter. In the past three years, assets under management have increased at a compound annual growth rate (“CAGR”) of 28%.

14SECOND QUARTER 2023 INVESTOR PRESENTATION $51,663 $81,925 $83,992 $31,542 $51,094 $50,511$5,623 $8,002 $9,318 $6,347 $9,001 $9,911 $1,565 $2,687 $2,397 $5,887 $9,698 $9,739 Other Expense Legal & Professional Occupancy & Telephone FDIC Assessment Data Processing Cost Salaries & Benefits 2Q'22 1Q'23 2Q'23 $56,148 $107,475 $107,865 $32,207 $56,178 $52,627$1,446 $6,727 $7,654 $6,043 $14,553 $20,222 $6,546 $10,286 $10,928 $2,946 $7,479 $4,062 $6,260 $10,809 $10,256 Other Expense Legal & Professional Occupancy & Telephone FDIC Assessment Data Processing Cost Amortization of Intangibles Salaries & Benefits 2Q'22 1Q'23 2Q'23 Adjusted Noninterest Expense1 ($ in thousands) 2 2 Noninterest Expense ($ in thousands) Noninterest expense increased $0.4 million on a GAAP basis and increased $2.1 million on an adjusted basis. Changes quarter-over-quarter on an adjusted basis, which exclude transaction-specific costs, include: • Salaries and benefits decreased $0.6 million to $50.5 million in the second quarter of 2023, primarily as a result of higher seasonal payroll taxes impacting the first quarter of 2023. • Outsourced data processing costs increased $1.3 million and occupancy and telephone costs increased $0.9 million in the second quarter of 2023, with higher transaction volume and growth in customers. In June 2023, conversion was completed of all Professional Bank systems, including the consolidation of five branch locations. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Expense includes marketing expenses, provision for unfunded commitments, foreclosed property expense and net loss/(gain) on sale and other expenses associated with ongoing business operations. Noninterest Expense $1,443 $1,443 $2,116 $2,116

15SECOND QUARTER 2023 INVESTOR PRESENTATION Efficiency Ratio Trend Pa lm B ea ch C om m un ity a nd N or th S ta r Ba nk A cq ui si tio n 50% 62% 48% 53% 55% 60% 54% 62% 56% 57% 63% 65% 67% 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 1Q '23 2Q '23 50% 55% 49% 52% 53% 51% 53% 55% 53% 53% 52% 53% 56% 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 1Q '23 2Q '23 GAAP - Efficiency Adjusted - Efficiency1 • The efficiency ratio was 67.3% for the second quarter of 2023 compared to 65.4% in the prior quarter and 56.2% in the second quarter of 2022. • The adjusted efficiency ratio1 was 56.4% for the second quarter of 2023 compared to 53.1% in the prior quarter and 53.2% in the second quarter of 2022. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Freedom Bank Legacy Bank of Florida Sabal Palm Bank and Florida Business Bank Drummond Bank and Apollo Bank Professional Bank The increase in the adjusted efficiency ratio primarily reflects the impact of higher deposit rates on net interest income in the period.

16SECOND QUARTER 2023 INVESTOR PRESENTATION $6,542 $6,691 $8,145 $10,134 $10,118 4.29% 4.45% 5.29% 5.86% 5.89% 4.13% 4.31% 4.80% 5.17% 5.33% Yield Excluding Accretion on Acquired Loans Reported Yield Total Loans 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Total Loans End-of-Period ($ in millions) Disciplined Approach to Lending in a Strong Florida Economy Loans outstanding declined by $16 million as the Company maintains its disciplined approach to lending. Loan yields increased three basis points from the prior quarter. Excluding the effect of accretion on acquired loans, yields increased 16 basis points to 5.33%. Total loan originations were $519 million, up from $536 million in the prior quarter. New loan add on yields increased by 29 basis points to 7%.

17SECOND QUARTER 2023 INVESTOR PRESENTATION Commercial Real Estate - Owner Occupied $1,669,369 16% Construction and Land Development $794,371 8% Consumer $272,082 3% Commercial & Financial $1,610,895 16% Commercial Real Estate - Non-Owner Occupied $3,370,211 33% Residential Real Estate $2,396,352 24% At June 30, 2023 ($ in thousands) Seacoast's Lending Strategy Sustains a Diverse Loan Portfolio The Company remains focused and committed to its strict credit underwriting standards. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 48% and 241%, respectively, of total consolidated risk based capital. Seacoast’s average loan size is $278 thousand and the average commercial loan size is $685 thousand. Portfolio diversification in terms of asset mix, industry, and loan type, has been a critical element of the Company’s lending strategy. Exposure across industries and collateral types are broadly distributed. Construction & Land Development and CRE Loans to Total Risk Based Capital 278% 241% 66% 48% CRE Construction & Land Development Peers SBCF Peer Source: 1Q’23 S&P Capital Paycheck Protection Program $4,639 <1%

18SECOND QUARTER 2023 INVESTOR PRESENTATION At June 30, 2023 Loan Portfolio Mix CRE-Retail, 10.92% CRE-Office, 6.18% CRE-Multifamily 5+, 5.07% CRE-Hotel/Motel, 4.20% CRE-Industrial/Warehouse, 3.65% CRE-Other, 3.30% OOCRE-Office, 4.85% OOCRE-Other, 11.65% Construction & Land Development, 7.85% Commercial & Financial, 15.89% Residential, 23.72% Consumer, 2.69% PPP, 0.05% Segment Balance ($ in thousands) % of Balance Non-Owner Occupied CRE Retail $ 1,104,772 10.92 % Office 625,562 6.18 Multifamily 5+ 512,762 5.07 Hotel/Motel 424,472 4.20 Industrial/Warehouse 369,124 3.65 Other 333,519 3.30 Total Non-Owner Occupied CRE $ 3,370,211 33.32 % OOCRE-Office 490,354 4.85 % OOCRE-Other 1,179,015 11.65 Construction & Land Development 794,371 7.85 Commercial & Financial 1,607,762 15.89 Residential 2,399,485 23.72 Consumer 272,082 2.69 PPP 4,639 0.05 Total Loans $ 10,117,919 100.00 % Non-owner occupied commercial real estate are properties where the source of repayment is from the sale or lease of the property, or the owner does not occupy the property Owner-occupied CRE is used by the owner, where the primary source of repayment is the cash flow from business operations housed within the property.

19SECOND QUARTER 2023 INVESTOR PRESENTATION Non-owner Occupied Commercial Real Estate in Florida’s Strongest Markets Non-owner Occupied Commercial Real Estate by MSA Balance ($ in thousands) Balance % of Total Loans Miami / Dade County $ 656,823 6.49 % Orlando-Kissimmee, FL MSA 472,068 4.67 Ft. Lauderdale / Broward County 382,258 3.78 West Palm Beach / Palm Beach County 369,782 3.65 Tampa-St. Petersburg-Clearwater, FL 199,910 1.98 Sarasota-Bradenton-Venice, FL MSA 145,920 1.44 Deltona-Daytona Beach-Ormond Beach, FL MSA 112,885 1.12 Port St. Lucie, FL MSA 110,149 1.09 Jacksonville, FL MSA 108,936 1.08 Palm Bay-Melbourne-Titusville, FL MSA 94,854 0.94 All Other FL 547,930 5.41 Outside FL 168,696 1.67 14% of total loans in vibrant, South Florida tri- county area. Between 2010 and 2020, Florida’s population grew 14.6%, twice the rate of overall U.S. population growth. Florida has been the top state for net in-migration for the past five years. Compared to national average, Florida office has better absorption, 24% lower vacancy, and about half the volume of new supply coming to market. Sources: U.S. Census data, JLL

20SECOND QUARTER 2023 INVESTOR PRESENTATION Non-owner Occupied Commercial Real Estate CRE Non-Owner Occupied ($ in ‘000s) Balance Balance % of Total Loans Average Loan Size 30+ Days Past- Accruing Non Accrual Weighted LTV Retail $ 1,104,772 10.92% $ 2,053 $ — $ — 52 % Office 625,562 6.18 1,677 231 — 55 Multifamily 5+ 512,762 5.07 984 — 282 58 Hotel/Motel 424,472 4.20 3,894 — 1,012 51 Industrial/Warehouse 369,124 3.65 1,775 — 274 54 Other 333,519 3.30 743 414 7,102 53 Total $ 3,370,211 33.32% $ 1,622 $ 645 $ 8,670 54 % Retail Segment: Targets grocery or credit tenant anchored shopping plazas, single credit tenant retail buildings, smaller outparcels and other retail units. • 10.92% of total loans. • 52% weighted average loan-to-value, low leverage. • $2.1 million average loan size. • 14 loans over $10 million. Office Segment: Targets low to mid-rise suburban offices, broadly diversified across many professional services. • 6.18% of total loans. • 55% weighted average loan-to-value, low leverage. • $1.7 million average loan size. • 8 loans over $10 million.

21SECOND QUARTER 2023 INVESTOR PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Category Purchase Discount % of Category Construction and Land Development $ 794,371 $ 6,960 0.88% $ 11,882 1.50 % Owner Occupied Commercial Real Estate 1,669,369 6,418 0.38 30,514 1.83 Commercial Real Estate 3,370,211 54,103 1.61 92,287 2.74 Residential Real Estate 2,396,352 36,710 1.53 34,959 1.46 Commercial & Financial 1,610,895 40,272 2.50 28,113 1.75 Consumer 272,082 15,252 5.61 4,063 1.49 Total Excluding PPP $ 10,113,280 $ 159,715 1.58% $ 201,818 2.00 % Paycheck Protection Program $ 4,639 $ — — % $ — — % Total $ 10,117,919 $ 159,715 1.58% $ 201,818 1.99 % The total allowance for credit losses of $159.7 million as of June 30, 2023, represents management’s estimate of lifetime expected credit losses. Combined with the $201.8 million remaining unrecognized discount on acquired loans, a total of $361.5 million, or 3.6%, of total loans is available to cover potential losses. As acquired loans are repaid, the unrecognized discount is earned as an adjustment to yield over the life of the loans. Additionally, a reserve for potential credit losses on lending-related commitments of $4.7 million is reflected within Other Liabilities.

22SECOND QUARTER 2023 INVESTOR PRESENTATION Net Charge-Offs (Recoveries) $3,027 $841 $3,188 $705 0.13% 0.05% 0.01% 0.14% 0.03% NCO NCO/Average Loans 2020 2021 2022 1Q'23 (% annualized) 2Q'23 (% annualized) ($ in thousands) Nonperforming Loans and Classified Assets $36,110 $30,598 $28,843 $50,787 $48,326 0.63% 0.52% 0.35% 0.50% 0.48% 1.30% 1.25% 0.89% 1.03% 0.90% NPL NPL/Total Loans Classified Assets/Total Assets 2020 2021 2022 1Q'23 2Q'23 $90,769 $95,329 $113,895 $155,640 $159,715 1.39% 1.42% 1.40% 1.54% 1.58% ACL ACL/Total Loans 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Allowance for Credit Losses Continued Strong Asset Quality Trends Credit metrics remain strong, with charge-offs, nonperforming and classified assets at historically low levels. Net charge-offs for the four most recent quarters averaged 0.06%. The increase in the allowance for credit losses to total loans in the first quarter of 2023 reflects the addition of the Professional Bank portfolio. $7,591

23SECOND QUARTER 2023 INVESTOR PRESENTATION Investment Securities Performance and Composition Unrealized Loss in Securities as of June 30, 2023 (in thousands) Amortized Cost Fair Value Net Unrealized Gain /(Loss) Δ from 1Q’23 Available for Sale Government backed $ 41,283 $ 40,974 $ (309) $ (245) Agency mortgage backed 1,623,932 1,393,543 (230,389) (27,728) Private label MBS and CMOs 143,008 129,671 (13,337) (1,082) CLO 310,516 303,312 (7,204) (595) Municipal 21,956 20,452 (1,504) (159) Other debt securities 27,991 28,279 288 514 Total Available for Sale $ 2,168,686 $ 1,916,231 $ (252,455) $ (29,295) Held to Maturity Agency mortgage backed $ 707,812 $ 577,586 $ (130,226) $ (11,091) Total Held to Maturity $ 707,812 $ 577,586 $ (130,226) $ (11,091) Total Securities $ 2,876,498 $ 2,493,817 $ (382,681) $ (40,386) ($ in m ill io ns ) $795 $775 $747 $738 $708 $1,801 $1,861 $1,872 $2,016 $1,916 1.98% 2.36% 2.77% 2.85% 3.13% HTM Securities AFS Securities Yield 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 • Portfolio yield increased 28 basis points to 3.13% from 2.85% in the prior quarter, including approximately 12 basis points of benefit from interest rate swaps initiated in the current quarter. • AFS securities ended the quarter with a net unrealized loss of $252.5 million compared to a net unrealized loss of $223.2 million at March 31, 2023. • HTM securities ended the quarter with a net unrealized loss of $130.2 million compared to a net unrealized loss of $119.1 million at March 31, 2023. • High quality portfolio consisting of 81% agency backed, with the remainder comprised primarily of highly-rated investment grade bonds. CLO portfolio is 64% AAA and 36% AA. • AFS portfolio duration of 4.1, total portfolio duration of 4.6.

24SECOND QUARTER 2023 INVESTOR PRESENTATION Deposits End-of-Period ($ in millions) $9,189 $8,765 $9,982 $12,310 $12,283 1.75% 3.25% 4.50% 5.00% 5.25% 0.06% 0.09% 0.21% 0.77% 1.38% Total Deposits Fed Funds Cost of Deposits 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Distinctive Deposit Franchise Supported by Attractive Markets Continued focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well-diversified, low-cost deposit portfolio. Transaction accounts represent 57% of overall deposit funding. Average deposits per banking center were $157 million compared to $148 million in the prior quarter. The number of new customers acquired in the second quarter of 2023 increased 8% compared to the prior quarter and increased 13% compared to the prior year quarter.

25SECOND QUARTER 2023 INVESTOR PRESENTATION Deposits End-of-Period ($ in millions) $9,189 $8,765 $9,982 $12,310 $12,283 Transaction Accounts Savings Money Market Time Deposits 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Granular, Diverse and Relationship Focused Deposit Base Noninterest demand deposits represent 34% of overall deposits. The Company benefits from a granular deposit franchise, with the top ten depositors representing approximately 3% of total deposits. Consumer deposits represent 43% of total deposits, with an average balance per account of $23 thousand. Business deposits represent 57% of total deposits, with an average balance per account of $109 thousand. The average tenure for a Seacoast customer is 9.6 years. 64% 10% 21% 5% 65% 11% 19% 5% 64% 11% 20% 5% 59% 8% 23% 10% 13% 23% 7% 57%

26SECOND QUARTER 2023 INVESTOR PRESENTATION Liquidity Sources vs Uninsured Deposits Cash and Borrowing Capacity vs. Uninsured Deposits ($ in millions) $6,412 $3,476 $728 $2,566 $375 $1,779 $300 $664 Borrowing Capacity + Cash Uninsured and Uncollateralized Deposits Total Cash & Borrowing Capacity = $6.4 Billion Uninsured and Uncollateralized Deposits = $3.5 Billion Uninsured and uncollateralized deposits represent 28% of total deposits. Total liquidity sources of $6.4 billion compared to uninsured and uncollateralized deposits of $3.5 billion, representing a 184% coverage ratio. Without using FHLB borrowing capacity, lines of credit, or liquidating unpledged securities, SBCF could fund the loss of all uninsured and uncollateralized deposits with cash and borrowing capacity at the Federal Reserve. Uninsured deposits represent 34% of overall deposit accounts. This includes public funds, which are protected from loss beyond FDIC insurance limits. Unpledged Securities Lines of Credit Discount Window Cash BTFP FHLB

27SECOND QUARTER 2023 INVESTOR PRESENTATION $16.66 $15.98 $14.69 $14.25 $14.24 $21.65 $20.95 $22.45 $24.24 $24.14 Tangible Book Value Per Share Book Value Per Share 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 9.7% 9.8% 9.1% 8.4% 8.5% 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 17.7% 17.5% 15.8% 14.6% 14.7% 16.8% 16.5% 14.8% 13.4% 13.5% Total Risk Based Capital Tier 1 Ratio 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 13.0% 11.5% 10.4% 6.0% 12.1% 14.0% 12.5% 15.1% 10.3% 16.1% GAAP - ROTCE Adjusted - ROTCE 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value and Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2 Industry Leading Capital Position Supporting a Fortress Balance Sheet

Michael Young Treasurer & Director of Investor Relations Michael.Young@SeacoastBank.com (772) 403-0451 INVESTOR RELATIONS NASDAQ: SBCF

29SECOND QUARTER 2023 INVESTOR PRESENTATION Appendix

30SECOND QUARTER 2023 INVESTOR PRESENTATION Quarterly Trend Six Months Ended (Amounts in thousands) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 2Q'23 2Q'22 Commercial pipeline at period end $ 217,574 $ 297,380 $ 395,652 $ 530,430 $ 476,693 $ 217,574 $ 476,693 Commercial loan originations 317,378 321,665 489,605 340,438 461,855 639,043 834,841 Residential pipeline-saleable at period end 11,492 6,614 4,207 6,563 14,700 11,492 14,700 Residential loans-sold 19,078 13,935 10,652 16,381 42,666 33,013 93,888 Residential pipeline-portfolio at period end 27,110 48,371 17,149 60,684 53,092 27,110 53,092 Residential loans-retained 85,294 90,058 74,272 69,272 102,996 175,352 278,453 Consumer pipeline at period end 28,446 38,742 36,585 43,732 75,532 28,446 75,532 Consumer originations 97,184 110,602 88,746 133,093 130,784 207,786 214,008 Total Pipelines at Period End $ 284,622 $ 391,107 $ 453,593 $ 641,409 $ 620,017 $ 284,622 $ 620,017 Total Originations $ 518,934 $ 536,260 $ 663,275 $ 559,184 $ 738,301 $ 1,055,194 $ 1,421,190 Loan Production and Pipeline Trend

31SECOND QUARTER 2023 INVESTOR PRESENTATION Florida’s Economic Strength Continues, and Acquisition Opportunities Remain Florida’s economic strength is evident. Individual and business migration to Florida has surged, and the economy has diversified across finance and technology. 14.6% Between 2010 and 2020, Florida’s population grew at twice the rate of overall U.S. population growth #1 Florida was the top state for net in-migration for the fifth consecutive year For the second consecutive year, Florida’s corporate income tax collections exceeded the fiscal budgeted amount. As a result, the Florida Dept of Revenue refunded the excess to corporations in April 2022 Florida Announces Surplus of $21.8 Billion for Fiscal Year 2021-22 Notes: 1Defined as having all branch locations in the state of Florida 2Includes US chartered subsidiaries of foreign banking organizations

32SECOND QUARTER 2023 INVESTOR PRESENTATION Florida Population Trends Florida’s economic strength is evident. Individual and business migration has surged, and the economy has diversified across finance and technology. Florida’s population growth has roughly doubled the national average. That trend is projected to continue over the next 5 years. Between 2010 and 2020, Florida’s population grew at twice the rate of overall U.S. population growth 14.6% Florida was the top state for net in-migration for the fifth consecutive year #1 2023 2010-2023 2023 2023-2028 2023-2028 MSA Market Rank1 Number of Branches1 Deposits In Market ($000)1 Deposit Market Share (%)1 Percent of National Franchise (%)1 Total Population (Actual) Population Change (%) Projected Population Change (%) Median Household Income ($) Projected HH Income Change (%) Miami-Fort Lauderdale-Pompano Beach, FL 14 27 $ 5,117,025 1.45% 38.07% 6,162,977 10.75% 1.95% $ 66,672 10.76 % Port St. Lucie, FL 1 11 2,742,127 20.58 20.40 511,894 20.70 7.53 68,090 11.74 Orlando-Kissimmee-Sanford, FL 7 13 1,913,006 2.52 14.23 2,778,772 30.19 6.35 68,251 10.63 Tampa-St. Petersburg-Clearwater, FL 18 5 714,041 0.77 0.05 3,268,872 17.45 5.19 65,247 11.68 Gainesville, FL 4 8 575,416 8.40 0.04 348,186 14.13 4.87 53,785 13.52 Sources: S&P Capital IQ. 1FDIC data pro forma as of June 30, 2022.

33SECOND QUARTER 2023 INVESTOR PRESENTATION Seacoast’s Approach to Customer Analytics Is a Unique Advantage

34SECOND QUARTER 2023 INVESTOR PRESENTATION Unique Approach to Growing Customer Value

35SECOND QUARTER 2023 INVESTOR PRESENTATION Successful online and mobile upgrade deliver an improved customer experience 121%reduction of inbound calls to telephone support center for routine password changes or balance checks Improvement in App Store rating performance Seacoast Bank successfully upgraded its online and mobile banking platform in 2022 for consumers, small businesses, and commercial customers. New features and functionality enabled by best-in-class technology now deliver an improved user experience consistent across devices. Migrated over 100,000+ end users Drive adoption of new features with the goal of improving customer satisfaction 10 new features, 400+ functions in total Dramatic Improvements in Customer Experience prior P2P provider vs.13x Zelle® volume13% 2x Online account opening vs. PY

36SECOND QUARTER 2023 INVESTOR PRESENTATION Building a Modern Technology Stack That Scales with Growth, And Delivers On Our Vision for Customer & Banker Experience… Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022

37SECOND QUARTER 2023 INVESTOR PRESENTATION This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Explanation of Certain Unaudited Non-GAAP Financial Measures

38SECOND QUARTER 2023 INVESTOR PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 Net Income $ 31,249 $ 11,827 $ 23,927 $ 29,237 $ 32,755 Total noninterest income 21,576 22,445 17,651 16,103 16,964 Securities losses/(gains), net 176 (107) (18) 362 300 BOLI benefits on death (included in other income) — (2,117) — — — Total Adjustments to Noninterest Income 176 (2,224) (18) 362 300 Total Adjusted Noninterest Income 21,752 20,221 17,633 16,465 17,264 Total noninterest expense 107,865 107,475 91,510 61,359 56,148 Salaries and wages (1,573) (4,240) (5,680) — (652) Outsourced data processing costs (10,904) (6,551) (2,582) — (420) Legal and professional fees (1,664) (4,789) (6,485) (1,791) (1,381) Other categories (1,507) (1,952) (1,393) (263) (586) Total merger-related charges (15,648) (17,532) (16,140) (2,054) (3,039) Amortization of intangibles (7,654) (6,727) (4,763) (1,446) (1,446) Branch reductions and other expense initiatives (571) (1,291) (176) (960) — Total Adjustments to Noninterest Expense (23,873) (25,550) (21,079) (4,460) (4,485) Total Adjusted Noninterest Expense 83,992 81,925 70,431 56,899 51,663 Income Taxes 10,189 2,697 7,794 9,115 8,886 Tax effect of adjustments 6,095 5,912 5,062 1,222 1,213 Adjusted Income Taxes 16,284 8,609 12,856 10,337 10,099 Adjusted Net Income $ 49,203 $ 29,241 $ 39,926 $ 32,837 $ 36,327 Earnings per diluted share, as reported $ 0.37 $ 0.15 $ 0.34 $ 0.47 $ 0.53 Adjusted Earnings per Diluted Share 0.58 0.36 0.56 0.53 0.59 Average diluted shares outstanding 85,536 80,717 71,374 61,961 61,923 GAAP to Non-GAAP Reconciliation

39SECOND QUARTER 2023 INVESTOR PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 Adjusted Noninterest Expense $ 83,992 $ 81,925 $ 70,431 $ 56,899 $ 51,663 Foreclosed property expense and net gain (loss) on sale 57 (195) 411 (9) 968 Provision for unfunded commitments — (1,239) — (1,015) — Net Adjusted Noninterest Expense $ 84,049 $ 80,491 $ 70,842 $ 55,875 $ 52,631 Revenue $ 148,539 $ 153,597 $ 137,360 $ 104,387 $ 98,611 Total Adjustments to Revenue 176 (2,224) (18) 362 300 Impact of FTE adjustment 190 199 149 115 117 Adjusted Revenue on a Fully Taxable Equivalent Basis $ 148,905 $ 151,572 $ 137,491 $ 104,864 $ 99,028 Adjusted Efficiency Ratio 56.44% 53.10% 51.52% 53.28% 53.15 % Net Interest Income $ 126,963 $ 131,152 $ 119,709 $ 88,284 $ 81,647 Impact of FTE adjustment 190 199 149 115 117 Net Interest Income Including FTE adjustment $ 127,153 $ 131,351 $ 119,858 $ 88,399 $ 81,764 Total noninterest income 21,576 22,445 17,651 16,103 16,964 Total noninterest expense 107,865 107,475 91,510 61,359 56,148 Pre-Tax Pre-Provision Earnings $ 40,864 $ 46,321 $ 45,999 $ 43,143 $ 42,580 Total Adjustments to Noninterest Income 176 (2,224) (18) 362 300 Total Adjustments to Noninterest Expense (23,816) (26,984) (20,668) (5,484) (3,517) Adjusted Pre-Tax Pre-Provision Earnings $ 64,856 $ 71,081 $ 66,649 $ 48,989 $ 46,397 Average Assets $ 14,887,289 $ 13,947,976 $ 12,139,856 $ 10,585,338 $ 10,840,518 Less average goodwill and intangible assets (842,988) (750,694) (521,412) (305,935) (307,411) Average Tangible Assets $ 14,044,301 $ 13,197,282 $ 11,618,444 $ 10,279,403 $ 10,533,107 GAAP to Non-GAAP Reconciliation

40SECOND QUARTER 2023 INVESTOR PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 Return on Average Assets (ROA) 0.84% 0.34% 0.78% 1.10% 1.21 % Impact of removing average intangible assets and related amortization 0.22 0.18 0.16 0.07 0.08 Return on Average Tangible Assets (ROTA) 1.06 0.52 0.94 1.17 1.29 Impact of other adjustments for Adjusted Net Income 0.35 0.38 0.42 0.10 0.09 Adjusted Return on Average Tangible Assets 1.41 0.90 1.36 1.27 1.38 Pre-Tax Pre-Provision return on Average Tangible Assets 1.33 1.58 1.69 1.71 1.66 Impact of adjustments on Pre-Tax Pre-Provision earnings 0.52 0.60 0.59 0.18 0.11 Adjusted Pre-Tax Pre-Provision Return on Tangible Assets 1.85 2.18 2.28 1.89 1.77 Average Shareholders' Equity $ 2,070,529 $ 1,897,045 $ 1,573,704 $ 1,349,475 $ 1,350,568 Less average goodwill and intangible assets (842,988) (750,694) (521,412) (305,935) (307,411) Average Tangible Equity 1,227,541 1,146,351 1,052,292 1,043,540 1,043,157 Return on Average Shareholders' Equity 6.05% 2.53% 6.03% 8.60% 9.73 % Impact of removing average intangible assets and related amortization 6.03 3.43 4.33 2.93 3.28 Return on Average Tangible Common Equity (ROTCE) 12.08 5.96 10.36 11.53 13.01 Impact of other adjustments for Adjusted Net Income 4.00 4.38 4.69 0.95 0.96 Adjusted Return on Average Tangible Common Equity 16.08 10.34 15.05 12.48 13.97 Loan Interest Income1 $ 148,432 $ 135,341 $ 105,437 $ 74,050 $ 69,388 Accretion on acquired loans $ (14,191) $ (15,942) $ (9,710) $ (2,242) $ (2,720) Loan interest income excluding accretion on acquired loans 134,241 $ 119,399 $ 95,727 $ 71,808 $ 66,668 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation

41SECOND QUARTER 2023 INVESTOR PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 2Q'23 1Q'23 4Q'22 3Q'22 2Q'22 Yield on Loans1 5.89% 5.86% 5.29% 4.45% 4.29 % Impact of accretion on acquired loans (0.56) (0.69) (0.49) (0.14) (0.16) Yield on loans excluding accretion on acquired loans 5.33% 5.17% 4.80% 4.31% 4.13 % Net Interest income1 $ 127,153 $ 131,351 $ 119,858 $ 88,399 $ 81,764 Accretion on acquired loans (14,191) (15,942) (9,710) (2,242) (2,720) Net interest income excluding accretion on acquired loans $ 112,962 $ 115,409 $ 110,148 $ 86,157 $ 79,044 Net Interest Margin1 3.86% 4.31% 4.36% 3.67% 3.38 % Impact of accretion on acquired loans (0.43) (0.53) (0.35) (0.09) (0.12) Net interest margin excluding accretion on acquired loans 3.43% 3.78% 4.01% 3.58% 3.26 % Security Interest Income1 $ 21,018 $ 19,375 $ 18,694 $ 15,827 $ 12,562 Tax equivalent adjustment on securities (23) (26) (34) (35) (36) Security interest income excluding tax equivalent adjustment $ 20,995 $ 19,349 $ 18,660 $ 15,792 $ 12,526 Loan Interest Income1 $ 148,432 $ 135,341 $ 105,437 $ 74,050 $ 69,388 Tax equivalent adjustment on loans (167) (173) (115) (80) (81) Loan interest income excluding tax equivalent adjustment $ 148,265 $ 135,168 $ 105,322 $ 73,970 $ 69,307 Net Interest Income1 $ 127,153 $ 131,351 $ 119,858 $ 88,399 $ 81,764 Tax equivalent adjustment on securities (23) (26) (34) (35) (36) Tax equivalent adjustment on loans (167) (173) (115) (80) (81) Net interest income excluding tax equivalent adjustment $ 126,963 $ 131,152 $ 119,709 $ 88,284 $ 81,647 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation